BUSINESS ACQUISITION (Details) - V N U E Acquisition [Member]	Feb. 13, 2022 USD ($)
Business Acquisition [Line Items]
Common stock issued, 41,476,963 shares of the Company’s restricted common stock valued at $0.0101 per share	$ 418,917
Common stock issuable, 93,523,037 shares of the Company’s restricted common stock valued at $0.0101 per share	944,583
Net liabilities assumed	2,871,066
Earnout liability	7,679,984
Cash paid	1,085,450
Fair value of total consideration paid	$ 13,000,000